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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 23, 2002







                          Main Street BankShares, Inc.


      North Carolina                000-33475                  22-3850612
 (State of incorporation)     (Commission File Number)      (I.R.S. Employer
                                                            Identification No.)


       325 East Front Street, Statesville, North Carolina        28677
           (Address of principal executive offices)            (Zip Code)

                    Issuer's telephone number: (704) 871-1100

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              This document contains 2 pages, excluding exhibits.


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ITEM 5:  OTHER EVENTS

         On January 23, 2002, Yadkin Valley Bank and Trust Company ("Yadkin Valley") of Elkin, North Carolina and Main Street BankShares, Inc. ("Main Street") of Statesville, North Carolina have tentatively agreed to merge.

         Main Street shareholders will have the option to elect either 1.68 shares of Yadkin Valley or $18.50 in cash for each Main Street share, subject to an overall allocation whereby 70% of the total consideration for Main Street will be paid in shares of Yadkin Valley and 30% will be paid in cash.


ITEM 7(C):  EXHIBITS

         Exhibit 99:       Press Release announcing merger.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Main Street has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       MAIN STREET BANKSHARES, INC.


                                       By: /s/ William A. Long
                                           -----------------------------------
                                               William A. Long
                                               President and Chief Executive
                                               Officer


                                       Date:   January 23, 2002